                          [LOGO] IXIS | ADVISOR FUNDS

WHAT'S INSIDE

Goals, Strategies & Risks.....  Page 2

Portfolio Fees & Expenses.....  Page 7

More About Risk...............  Page 9

Management Team............... Page 10

Portfolio Services............ Page 14

Financial Performance......... Page 31

  IXIS Income Diversified Portfolio
[LOGO] Active
Investment
Advisors/R/
Index-based Solutions

[LOGO] AEW

[LOGO]
LS LOOMIS SAYLES COMPANY, L.P.
AEW Diversified REIT Discipline

Active Dividend Equity Discipline

Loomis Sayles Inflation Protected Securities Discipline

Loomis Sayles Multi-Sector Bond Discipline
                                                                     Prospectus
                                                               November 1, 2005

The Securities and Exchange Commission has not approved the Portfolio's shares or determined whether this Prospectus is accurate or complete. Anyone who tells you otherwise is committing a crime.

For general information on the Portfolio or any of its services and for assistance in opening an account, contact your financial representative or call IXIS Advisor Funds.

IXIS Advisor Funds
P.O. Box 219579
Kansas City, MO 64121-9579
800-225-5478
www.ixisadvisorfunds.com

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Table of Contents

Goals, Strategies & Risks
IXIS Income Diversified Portfolio......................... 2
Portfolio Fees & Expenses
Portfolio Fees & Expenses................................. 7
More About Risk
More About Risk .......................................... 9
Management Team
Meet the Portfolio's Investment Adviser and Subadvisers . 10
Meet the Portfolio's Portfolio Managers ................. 12
Portfolio Services
Investing in the Portfolio............................... 14
How Sales Charges Are Calculated......................... 15
It's Easy to Open an Account............................. 17
Buying Shares............................................ 19
Selling Shares........................................... 21
Selling Shares in Writing................................ 22
Exchanging Shares........................................ 24
Restrictions on Buying, Selling and Exchanging Shares.... 24
How Portfolio Shares Are Priced.......................... 26
Dividends and Distributions.............................. 27
Tax Consequences......................................... 27
Compensation to Securities Dealers....................... 29
Additional Investor Services............................. 30
Financial Performance
Financial Performance.................................... 31
Glossary of Terms
Glossary of Terms........................................ 32

If you have any questions about any of the terms used in this Prospectus, please refer to the "Glossary of Terms."

To learn more about the possible risks of investing in the Portfolio, please refer to the section "More About Risk." This section details the risks of practices in which the Portfolio may engage. Please read this section carefully before you invest.

Portfolio shares are not bank deposits and are not guaranteed, endorsed or insured by the Federal Deposit Insurance Corporation or any other government agency, and are subject to investment risks, including possible loss of the principal invested.

               Please see the back cover of this Prospectus for
                   important privacy policy information.

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                                    [GRAPHIC]



Goals, Strategies & Risks
IXIS Income Diversified Portfolio

Adviser:     IXIS Asset Management Advisors, L.P.
                ("IXIS Advisors")
Subadvisers: AEW Management and Advisors, L.P. ("AEW")
             Loomis, Sayles & Company, L.P.
                ("Loomis Sayles")
Category:    Multi-Discipline

CUSIP: Class A    Class C
       ---------------------
       46602D 676 46602D 668

 Investment Goal

The Portfolio seeks current income with a secondary objective of capital appreciation. The Portfolio's investment goal may be changed without shareholder approval.

 Principal Investment Strategies

The Portfolio is designed to offer investors access to a diversified portfolio of complementary income producing investment disciplines from specialized money managers through investment in a single mutual fund. The Portfolio's disciplines focus on income producing fixed income and equity securities. Each discipline and its adviser or subadviser is listed below. IXIS Advisors believes that, by diversifying across asset classes and styles in a single portfolio, investors may experience more consistent, positive returns with less volatility than a fund managed in a single asset class or style.


Adviser/Subadviser and                                                                 Target    Minimum    Maximum
Investment Discipline                                  Focus of Discipline           Allocation Allocation Allocation
AEW Diversified REIT                         U.S. Equity Real Estate Investment
                                              Trusts ("REITs")                          25%        20%        30%
Active Dividend Equity*                      Dividend-paying common stocks of
                                              U.S. issuers                              20%        15%        25%
Loomis Sayles Inflation Protected Securities Inflation protected securities, with an emphasis on U.S. Treasury Inflation
                                              Protected Securities ("TIPs")             15%        10%        20%
Loomis Sayles Multi-Sector Bond              Investment grade fixed income
                                              securities                                40%        30%        50%

* This discipline is managed by IXIS Advisors through its division, Active Investment Advisors ("Active").

Subject to the allocation policies adopted by the Portfolio's Board of Trustees, IXIS Advisors generally allocates capital invested in the Portfolio among its four disciplines according to the target allocations noted above. The adviser (i.e., Active, with respect to the Active Dividend Equity discipline) and each of the subadvisers manage the portion of the Portfolio's assets allocated to them in accordance with Active's or the respective subadviser's distinct investment style and strategy. IXIS Advisors monitors the relative sizes of the disciplines on a monthly basis. When a discipline's percentage of the Portfolio exceeds the maximum or minimum allocation set forth in the table above, IXIS Advisors will reallocate capital away from or towards one or more disciplines in order to bring the discipline back towards its target allocation. Subject to approval by the Portfolio's Board of Trustees, IXIS Advisors may revise the Portfolio's target allocations from time to time. In addition, target allocations will vary and may not always be met.
The Portfolio may:
.. Invest in equity securities, including common stocks and preferred stocks.

.. Invest more than 25% of its assets in REITs and companies in the real-estate industry.
.. Invest in securities offered in initial public offerings ("IPOs") and Rule
  144A securities.
.. Invest in convertible preferred stock and convertible debt securities
  (commonly known as "junk bonds").
.. Engage in options and enter into futures transactions, swap contracts and currency hedging transactions.
.. Invest in fixed income securities of any maturity, including lower-rated fixed-income securities.
.. Invest in mortgage-related securities (including mortgage dollar rolls).
.. Engage in active and frequent trading of securities. Frequent trading may produce high transaction costs and a high level of taxable capital gains, which may lower the Portfolio's return.
.. For temporary defensive purposes, invest any portion of its assets in cash or in any securities the adviser or any subadviser deems appropriate. The Portfolio may miss certain investment opportunities if it uses defensive

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2

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 Principal Investment Strategies - continued

  strategies and thus may not achieve its investment objective.

For more detailed information on the adviser's or any subadviser's investment strategies, please refer to the section "IXIS Income Diversified
Portfolio -- More on Investment Disciplines."

A "snapshot" of the Portfolio's investments may be found in the current annual or semiannual report (when available). (See back cover.) In addition, a complete list of the Portfolio's portfolio holdings, which is updated monthly after an aging period of at least 30 days, is available by going to the Portfolio's website at www.ixisadvisorfunds.com and clicking on "Fund Information" and then "Portfolio Holdings". Such information will remain accessible on the website until the Portfolio files its Form N-CSR or Form N-SAR with the SEC for the period that includes the date of the information. Please see the back cover of this Prospectus for more information on obtaining a copy of the Portfolio's annual or semiannual report.

 Principal Investment Risks

Allocation risk: The Portfolio's investment performance depends on how its assets are allocated. The allocation, as set forth above, may not be optimal in every market condition. You could lose money on your investment in the Portfolio as a result of this allocation.
Credit risk: The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Funds that invest in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's Investors Service, Inc. ("Moody's) or Standard & Poor's Rating Service, Inc. ("S&P"), respectively), or that are unrated but judged to be of comparable quality by the Portfolio's subadvisers, are subject to greater credit risk than funds that do not invest in such securities.
Currency risk: The risk that fluctuations in the exchange rates between the
  U.S. dollar and foreign currencies may negatively affect an investment. Derivative securities risk: Derivative securities are subject to changes in the underlying securities or indexes on which the derivative securities transactions are based. There is no guarantee that the use of derivatives for hedging purposes will be effective or that suitable transactions will be available. Even a small investment in derivatives (which include options, futures, swap contracts and other transactions) may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or the currency exchange rate.
Equity securities risk: You may lose money on your investment due to unpredictable drops in a stock's value or periods of below-average performance in a given stock or in the stock market as a whole. Securities issued in IPOs tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of publicly available information and trading history. This may impact the Portfolio's performance and result in higher portfolio turnover, which may increase the tax liability to shareholders and the brokerage expenses incurred by the Portfolio. Rule 144A securities may be less liquid than other equity securities. Small capitalization and emerging growth companies may be subject to more abrupt price movements, limited markets and less liquidity than larger, more established companies which could adversely affect the value of the portfolio. Growth stocks are generally more sensitive to market movements than other types of stocks primarily because their stock prices are based heavily on future expectations. Value stocks present the risk that they may fall out of favor with investors and underperform growth stocks during any given period.
Fixed-income securities risk: Fixed-income securities are subject to credit risk, interest rate risk and liquidity risk. Generally, the value of fixed-income securities rises when prevailing interest rates fall and falls when interest rates rise. This means that you may lose money on your investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole. Lower-quality fixed-income securities (commonly known as "junk bonds") may be subject to these risks to a greater extent than other fixed-income securities. Junk bonds are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments.
Foreign securities risk: Foreign securities are subject to foreign currency fluctuations, higher volatility than U.S. securities and limited liquidity. Political, economic and information risks are also associated with foreign securities. Investments in emerging markets may be subject to these risks to a greater extent than those in more developed markets.
Mortgage-related securities risk: The risk that the securities may be prepaid and result in the reinvestment of the prepaid amounts in securities with lower yields than the prepaid obligations. The Portfolio may also incur a loss when there is a prepayment of securities that were purchased at a premium. A dollar roll involves potential risks of loss that are different from those related to securities underlying the transactions. The Portfolio may be required to purchase securities at a higher price than may otherwise be available on the open market. There is no assurance that the Portfolio's

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                                                                             3
  use of cash that it receives from a dollar roll will provide a return that exceeds borrowing costs.
Real estate securities/REIT risk: Because the portfolio may concentrate its investments in the real estate industry, the Portfolio's performance will be dependent in part on the performance of the real estate market and the real estate industry in general. The real estate industry is particularly sensitive to economic downturns. Securities of companies in the real estate industry, including REITs, are sensitive to factors such as changes in real estate values, property taxes, interest rates, cash flow of underlying real estate assets, occupancy rates, government regulations affecting zoning, land use and rents, and the management skill and creditworthiness of the issuer. Companies in the real estate industry may also be subject to liabilities under environmental and hazardous waste laws. In addition, the value of a REIT is affected by changes in the value of properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon cash flow from their investments to repay financing costs and also on the ability of the REIT's managers. The Portfolio will indirectly bear its proportionate share of expenses, including management fees, paid by each REIT in which it invests in addition to the expenses of the Portfolio.
Small-cap companies risk: These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

For additional information see the section "More About Risk."

 Evaluating the Portfolio's Past Performance

Because the Portfolio recently commenced operations and has not completed a full calendar year, information related to Portfolio performance, including a bar chart showing annual returns, has not been included in this Prospectus.

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4

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Goals, Strategies & Risks
IXIS Income Diversified Portfolio -
 More on Investment Disciplines

The Portfolio is divided into four different disciplines, each comprising a different asset class and managed by the adviser, through its division Active, or one of the Portfolio's two subadvisers. Using this multi-discipline strategy, the Portfolio provides shareholders with exposure to income-producing fixed income and equity securities. The adviser and the subadvisers pursue the Portfolio's overall goal by employing the strategies and techniques discussed below.

 AEW Diversified REIT Discipline

This portion of the Portfolio normally invests at least 80% of its net assets in investments of REITs and/or real estate related companies. REITs are generally dedicated to owning, and usually operating, income-producing real estate, or dedicated to financing real estate. This portion of the Portfolio primarily invests in equity REITs, which own or lease real estate and derive their income primarily from rental income. Real estate-related companies are those companies whose principal activity involves the development, ownership, construction, management or sale of real estate; companies with significant real estate holdings; and companies that provide products or services related to the real estate industry.
AEW employs a value-oriented investment strategy designed to identify securities that are priced below what it believes is their intrinsic value. AEW believes that ultimately the performance of real estate equity securities is dependent upon the performance of the underlying real estate assets and company management as well as the overall influence of capital markets. Consequently, when selecting securities for this portion of the Portfolio, AEW draws upon the combined expertise of its securities, real estate and research professionals. When selecting investments for this portion of the Portfolio, AEW generally considers the following factors that it believes help to identify those companies whose shares represent the greatest value and price appreciation potential:
Valuation: AEW has developed a proprietary model to assess the relative value of each stock in this portion of the Portfolio's investment universe. This model is designed to estimate what an issuer's anticipated cash flows are worth to a stock investor (a capital markets value) and to a direct real estate investor (a real estate value). The model helps AEW to identify stocks that it believes trade at discounts to either or both of these model values relative to similar stocks. AEW will consider selling a security once it believes that there is greater relative value in other securities in this portion of the Portfolio's investment universe.
Price: AEW examines the historic pricing of each company in this portion of the Portfolio's universe of potential investments in order to identify stocks that it believes are out of favor. Those stocks that have underperformed in price, either in absolute terms or relative to this portion of the Portfolio's universe in general, are typically of greater interest, provided AEW can identify and disagree with the sentiment that caused the underperformance.
Income: AEW further evaluates companies and REITs by analyzing their dividend yields as well as other factors that influence the sustainability and growth of dividends. These factors include cash flow, leverage and payout ratios.
Catalysts: When evaluating a security, AEW also seeks to identify potential catalysts that, in its opinion, could cause the marketplace to re-value the security in the future. These catalysts can be macro-economic, market driven or company-specific in nature.

 Active Dividend Equity Discipline

This portion of the Portfolio is managed by the Active division of IXIS Advisors, and attempts to replicate the Dow Jones Select Dividend Index (the "Index") by investing in all of the stocks in the Index at close to their Index weights. By replicating the Index, Active attempts to provide a return very similar to the return of the Index, less expenses. The Index measures the performance of a selected group of equity securities issued by companies that have provided relatively high dividend yields on a consistent basis over time. The Index is comprised of one hundred of the highest dividend-yielding securities (excluding REITs) in the Dow Jones U.S. Total Market Index, a broad-based index representative of the total market for U.S. equity securities. The securities included in the Index have a positive historical five-year dividend-per-share growth rate, a five-year average dividend to earnings-per-share ratio of less than or equal to 60%, and a three-month average daily trading volume of 200,000 shares.
In deciding which securities to buy, Active will generally include only those stocks which are constituents of the Index. As the underlying Index makes changes to its constituents or the weighting of those constituents, Active will generally make similar adjustments to this portion of the Portfolio, ensuring that the Portfolio minimizes the risk that this portion will underperform relative to the performance of the Index due to significant differences in its composition compared to the composition of the Index. Securities removed from the Index thus will generally be sold from this portion of the Portfolio as well.

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 Loomis Sayles Inflation Protected Securities Discipline

This portion of the Portfolio, one of two portions managed by Loomis Sayles, normally invests at least 80% of its net assets in inflation protected securities, with an emphasis on debt securities issued by the U.S. Treasury (Treasury Inflation-Protected Securities, or TIPs). The principal value of these securities is periodically adjusted according to the rate of inflation, and repayment of the original bond principal upon maturity is guaranteed by the U.S. Government.
This portion of the Portfolio may invest in other securities, including but not limited to: inflation protected debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury, by other entities such as corporations and foreign governments, and by foreign issuers; nominal treasury securities, corporate bonds, asset-backed securities, and mortgage-related securities (including mortgage dollar rolls). This portion of the Portfolio may invest in fixed-income securities of any maturity. It also may engage in futures transactions.
In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, Loomis Sayles' expectations regarding general trends in interest rates and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return on those investments.

 Loomis Sayles Multi-Sector Bond Discipline

This portion of the Portfolio, the second of two portions managed by Loomis Sayles, normally invests at least 80% of its net assets in investment grade fixed income securities, although it may invest up to 35% of its assets in lower rated fixed income securities ("junk bonds") and up to 20% of its assets in preferred stocks. This portion of the Portfolio may invest in fixed income securities of any maturity.
In deciding which securities to buy and sell, Loomis Sayles will consider, among other things, the financial strength of the issuer of the security, current interest rates, Loomis Sayles' expectations regarding general trends in interest rates, and comparisons of the level of risk associated with particular investments with Loomis Sayles' expectations concerning the potential return of those investments.
Three themes typically drive this portion of the Portfolio's investment approach. First, Loomis Sayles generally seeks fixed income securities of issuers whose credit profiles it believes are improving. Second, Loomis Sayles makes significant use of non-market related securities, which are securities that may not have a direct correlation with changes in interest rates. Loomis Sayles believes that this portion of the Portfolio may generate positive returns by having a portion of its assets invested in non-market related securities, rather than by relying primarily on changes in interest rates to produce returns for this portion of the Portfolio. Third, Loomis Sayles analyzes different sectors of the economy and differences in the yields ("spreads") of various fixed income securities in an effort to find securities that it believes may produce attractive returns for this portion of the Portfolio in comparison to their risk.
Loomis Sayles generally prefers securities that are protected against calls (early redemption by the issuer).
This portion of the Portfolio may invest in securities of Canadian issuers and up to 20% of its assets in other foreign securities, including emerging markets securities. This portion of the Portfolio may invest without limit in obligations of supranational entities (e.g., the World Bank).
The fixed income securities in which this portion of the Portfolio may invest include corporate securities, U.S. Government securities, commercial paper, zero coupon securities, mortgage-backed securities, stripped mortgage-backed securities, collateralized mortgage obligations, asset-backed securities, when-issued securities, REITs, Rule 144A securities, repurchase agreements and convertible securities. The portion of the Portfolio may engage in options and futures transactions, foreign currency hedging transactions and swap transactions.

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Portfolio Fees & Expenses


The following tables describe the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

 Shareholder Fees

(fees paid directly from your investment)

                                                         Class A Class C
Maximum sales charge (load) imposed on purchases
   (as a percentage of offering price)(1)(2)              4.50%   None
Maximum deferred sales charge (load) (as a percentage of
   original purchase price or redemption proceeds, as
   applicable)(2)                                          (3)    1.00%
Redemption fees                                           None*   None*

(1) A reduced sales charge on Class A shares applies in some cases. See the section "How Sales Charges Are Calculated" within the section "Portfolio Services."
(2) Does not apply to reinvested dividends and distributions.
(3) A 1.00% contingent deferred sales charge ("CDSC") applies with respect to certain purchases of Class A shares greater than $1,000,000 redeemed within 1 year after purchase, but not to any other purchases or redemptions of Class A shares. See the section "How Sales Charges Are Calculated" within the section "Portfolio Services."

*   Generally, a transaction fee will be charged for expedited payment of redemption proceeds such as by wire or overnight delivery.

 Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets, as a percentage of average daily net assets)

                                            IXIS Income
                                          Diversified Portfolio/1/
                                          Class A      Class C
Management fees                            0.55%        0.55%
Distribution and/or service (12b-1) fees   0.25%        1.00%*
Other expenses**                           0.50%        0.50%
Total annual portfolio operating expenses  1.30%        2.05%
Fee Waiver and/or expense reimbursement    0.05%        0.05%
Net Expenses                               1.25%        2.00%

1 IXIS Advisors has given a binding undertaking to the Portfolio to limit the amount of the Portfolio's total annual operating expenses, exclusive of brokerage expenses, interest expenses, taxes and organizational and extraordinary expenses, to 1.25% and 2.00%, respectively, of the Portfolio's average daily net assets for Classes A and C shares. This undertaking is in effect through April 30, 2006 and will be reevaluated on an annual basis.
* Because of the higher 12b-1 fees, long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charge permitted by the rules of the National Association of Securities Dealers, Inc.
** "Other Expenses" are based on estimated amounts for the current fiscal year.

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Portfolio Fees & Expenses (continued)


 Example

This example*, which is based upon the expenses shown in the "Annual Portfolio Operating Expenses" table, is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that:
.. You invest $10,000 in the Portfolio for the time periods indicated;
.. Your investment has a 5% return each year;
.. The Portfolio's operating expenses remain the same; and .. All dividends and distributions are reinvested.
Although your actual costs and returns may be higher or lower, based on these assumptions your costs would be:

           IXIS Income
        Diversified Portfolio
        Class A    Class C
                  (1)   (2)
1 year   $572     $303  $203
3 years  $839     $638  $638

(1) Assumes redemption at end of period.
(2) Assumes no redemption at end of period.
* The Example does not reflect sales charges (loads) on reinvested dividends and other distributions. If these sales charges (loads) were included, your costs would be higher. The Example is based on the net expenses for the 1-year period and on total annual portfolio operating expenses thereafter.

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More About Risk

The Portfolio has principal investment strategies that come with inherent risks. The following is a list of risks to which the Portfolio may be subject because of its investment in various types of securities or engagement in various practices.

Correlation Risk The risk that changes in the value of a hedging instrument will not match those of the asset being hedged.

Credit Risk The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. A fund that invests in securities rated below investment grade quality (i.e., below a rating of Baa or BBB by Moody's or S&P, respectively), or that are unrated but judged to be of comparable quality by the Portfolio's adviser or subadviser is subject to greater credit risk than funds that do not invest in such securities.

Extension Risk The risk that an unexpected rise in interest rates will extend the life of a mortgage- or asset-backed security beyond the expected prepayment time, typically reducing the security's value.

Foreign Risk The risk associated with investments in issuers located in foreign countries. A Portfolio's investments in foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. In the event of a nationalization, expropriation or other confiscation, the Portfolio could lose its entire investment. When the Portfolio invests in securities from issuers located in countries with emerging markets, it may face greater foreign risk since emerging market countries may be more likely to experience political and economic instability.

Information Risk The risk that key information about a security is inaccurate or unavailable. Securities issued in IPOs involve greater information risk than other equity securities due to the lack of public information.

Interest Rate Risk The risk of market losses attributable to changes in interest rates. In general, the prices of fixed-income securities rise when interest rates fall, and prices fall when interest rates rise.

Leverage Risk The risk associated with securities or practices (e.g., borrowing) that multiply small index or market movements into larger changes in value. When a derivative security (a security whose value is based on another security or index) is used as a hedge against an offsetting position that the Portfolio also holds, any loss generated by the derivative security should be substantially offset by gains on the hedged instrument, and vice versa. To the extent that the Portfolio uses a derivative security for purposes other than as a hedge, or, if the Portfolio hedges imperfectly, the Portfolio is directly exposed to the risks of that derivative security and any loss generated by the derivative security will not be offset by a gain.

Liquidity Risk The risk that certain securities may be difficult or impossible to sell at the time and at the price that the seller would like. This may result in a loss or may otherwise be costly to the Portfolio. These types of risks may also apply to restricted securities, Section 4(2) Commercial Paper, and Rule 144A Securities.

Management Risk The risk that a strategy used by the Portfolio's portfolio management may fail to produce the intended result.

Market Risk The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably, based upon a change in an issuer's financial condition as well as overall market and economic conditions. IPO securities tend to involve greater market risk than other equity securities due, in part, to public perception and the lack of public information and trading history.

Opportunity Risk The risk of missing out on an investment opportunity because the assets necessary to take advantage of it are invested in less profitable investments.

Options, Futures, Swap Contracts and Other Derivatives Risks These transactions are subject to changes in the underlying security on which such transactions are based. It is important to note that even a small investment in these types of derivative securities may give rise to leverage risk, and can have a significant impact on the Portfolio's exposure to stock market values, interest rates or currency exchange rates. These types of transactions will be used primarily for hedging purposes including anticipatory hedging.

Political Risk The risk of losses directly attributable to government or political actions. This risk may be more acute for issuers of municipal or foreign securities.

Prepayment Risk The risk that unanticipated prepayments may occur, reducing the return from mortgage- or asset-backed securities, or REITs.

Small Capitalization Companies Risk These companies carry special risks, including narrower markets, more limited financial and management resources, less liquidity and greater volatility than large company stocks.

Valuation Risk The risk that the Portfolio has valued certain securities at a higher price than the price at which they can be sold.

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Management Team
Meet the Portfolio's Investment Adviser and Subadvisers

The IXIS Advisor Funds family (as defined below) currently includes 22 mutual funds. The IXIS Advisor Funds family had combined assets of $6.3 billion as of September 30, 2005. IXIS Advisor Funds are distributed through IXIS Asset Management Distributors, L.P. (the "Distributor"). This Prospectus covers the IXIS Income Diversified Portfolio (the "Portfolio"), which along with the other IXIS Advisor Diversified Portfolios, IXIS Advisor Equity Funds, IXIS Advisor Income and Tax Free Income Funds, Loomis Sayles Growth Fund, Loomis Sayles Research Fund and IXIS Cash Management Trust -- Money Market Series (the "Money Market Fund") constitute the "IXIS Advisor Funds."

 Adviser

IXIS Advisors, located at 399 Boylston Street, Boston, Massachusetts 02116, serves as the adviser to the Portfolio. IXIS Advisors is a subsidiary of IXIS Asset Management North America, L.P. ("IXIS Asset Management North America"), which is part of IXIS Asset Management Group, an international asset management group based in Paris, France. IXIS Asset Management Group is ultimately owned principally, directly and indirectly, by three large affiliated French financial services entities: the Caisse des Depots et Consignations ("CDC"), a public sector financial institution created by the French government in 1816; the Caisses Nationale des Caisse d'Epargne, a financial institution owned by CDC and by affiliated French savings banks known as the Caisses d'Epargne; and by CNP Assurances, a large French life insurance company. IXIS Asset Management North America has 12 principal subsidiary or affiliated asset management firms that collectively had $190 billion in assets under management as of June 30, 2005. IXIS Advisors oversees, evaluates, and monitors the subadvisory services provided to the Portfolio. It also provides general business management and administration to the Portfolio. Except with respect to the Active Dividend Equity Discipline, IXIS Advisors does not determine what investments will be purchased by any other discipline of the Portfolio. The subadvisers listed below make the investment decisions for their respective discipline or disciplines of the Portfolio. IXIS Advisors is responsible for overseeing the subadvisers and recommending their hiring, termination and replacement.

IXIS Advisors, through its division Active Investment Advisors, is responsible for the investment management decisions of the Active Dividend Equity Discipline.

The aggregate advisory and subadvisory fees to be paid by the Portfolio, as a percentage of its average daily net assets, is 0.55% of the first $1 billion of its average daily net assets and 0.50% of such assets in excess of $1 billion.

A discussion regarding the basis for the Board of Trustees approving any advisory contract of the Portfolio will be available in the annual report to shareholders when such report is available.

 Subadvisers

Each subadviser has full investment discretion and makes all determinations with respect to the investment of the assets of certain disciplines of the Portfolio, subject to general supervision of the Portfolio's adviser and the Board of Trustees.

AEW, located at World Trade Center East, Two Seaport Lane, Boston, Massachusetts 02210, serves as the subadviser to the AEW Diversified REIT Discipline. AEW is a subsidiary of IXIS Asset Management North America. Together with other AEW adviser affiliates, AEW managed $29.5 billion of client capital as of June 30, 2005.

Loomis Sayles, located at One Financial Center, Boston, Massachusetts 02111, serves as the subadviser to the Loomis Sayles Inflation Protected Securities Discipline and the Loomis Sayles Multi-Sector Bond Discipline. Loomis Sayles is a subsidiary of IXIS Asset Management North America. Founded in 1926, Loomis Sayles is one of America's oldest investment advisory firms with over $68.4 billion in assets under management as of June 30, 2005. Loomis Sayles is well known for its professional research staff, which is one of the largest in the industry.

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10

 Subadvisory Agreements

The IXIS Advisor Funds have received an exemptive order from the Securities and Exchange Commission (the "SEC") that permits IXIS Advisors to amend or continue existing subadvisory agreements when approved by the Board of Trustees, without shareholder approval. The exemption also permits IXIS Advisors to enter into new subadvisory agreements with subadvisers that are not affiliated with IXIS Advisors without shareholder approval, if approved by the Board of Trustees. The Portfolio's initial shareholder has approved reliance by the Portfolio on the exemptive order. Shareholders will be notified of any subadviser changes.

 Portfolio Trades

In placing portfolio trades, the Portfolio's adviser or subadvisers may use brokerage firms that market the Portfolio's shares or are affiliated with IXIS Asset Management North America, IXIS Advisors or subadvisers. In placing trades, the adviser or subadvisers will seek to obtain the best combination of price and execution, which involves a number of judgmental factors. Such portfolio trades are subject to applicable regulatory restrictions and related procedures adopted by the Board of Trustees.

Transactions with Other Investment Companies. Pursuant to an application for SEC exemptive relief which the Funds have applied for, the Portfolio may be permitted to invest its daily cash balances in shares of money market and short-term bond funds advised by IXIS Advisors or its affiliates ("Central Funds"). The Central Funds currently include the Money Market Fund; Institutional Daily Income Fund; Cortland Trust, Inc.; and Short Term Income Fund, Inc. Each Central Fund is advised by Reich & Tang Asset Management, LLC ("Reich & Tang"), except for the Money Market Fund, which is advised by IXIS Advisors and subadvised by Reich & Tang. Because IXIS Advisors and Reich & Tang are both subsidiaries of IXIS Asset Management North America, the Portfolio and the Central Funds may be considered to be related companies comprising a "group of investment companies" under the Investment Company Act of 1940, as amended (the "1940 Act").

Pursuant to such exemptive relief, the Portfolio may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Portfolio and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: IXIS Advisor Funds Trust I (except the CGM Advisor Targeted Equity Fund series), IXIS Advisor Funds Trust II, IXIS Advisor Funds Trust III, IXIS Advisor Funds Trust IV, AEW Real Estate Income Fund, Harris Associates Investment Trust, Loomis Sayles Funds I and Loomis Sayles Funds II. The advisers and subadvisers to these mutual funds currently include IXIS Advisors, Reich & Tang, Loomis Sayles, AEW, Harris Associates L.P. and Westpeak Global Advisors, L.P. Each of these advisers and subadvisers are subsidiaries of IXIS Asset Management North America and are thus "affiliated persons" under the 1940 Act by reason of being under common control by IXIS Asset Management North America. In addition, because the Portfolio and the series of mutual fund groups listed above are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a "group of investment companies" under the 1940 Act. The Central Funds and AEW Real Estate Income Fund will participate in the Credit Facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and the Portfolio would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit the Portfolio. Should the Portfolio participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Portfolio does not intend to supplement this Prospectus if and when such exemptive relief is granted. Instead, the Portfolio may begin engaging in the transactions described above without further notice to shareholders.

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                                    [GRAPHIC]



Management Team
Meet the Portfolio's Portfolio Managers

 AEW Diversified REIT Discipline

Matthew A. Troxell

Matthew A. Troxell has managed this portion of the Portfolio since its inception. He also manages the AEW Real Estate Fund and the AEW Real Estate Income Fund. Mr. Troxell, Principal and Portfolio Manager, joined AEW in 1994. Mr. Troxell received a B.A. from Tufts University. He is a member of the National Association of Real Estate Investment Trusts, holds the designation of Chartered Financial Analyst and has over 23 years of experience in investment analysis and portfolio management.

 Active Dividend Equity Discipline

Mark G. Adams

Mark G. Adams has led the team that manages this portion of the Portfolio since its inception. Mr. Adams, Chief Operating Officer of the Active division of IXIS Advisors, joined Active in 2002. Previously, he was the Chief Operating Officer at Barra RogersCasey from 1998 to 2002. Mr. Adams received a B.S. and a B.A. from the University of Pennsylvania. He holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Kevin H. Maeda

Kevin H. Maeda has served as a co-manager of this portion of the Portfolio since its inception. Mr. Maeda, Senior Portfolio Manager and Director of Product Management for the Active division of IXIS Advisors, joined Active in 2003. Previously, he served as a consultant to The Home Depot from 2002 to 2003, earned his M.B.A. from the University of California - Los Angeles from 1999 to 2001 and served as a Senior Portfolio Manager at Barclays Global Investors from 1994 to 1999. In addition to an M.B.A., Mr. Maeda received a B.S. from the University of California - Berkeley. He has over 11 years of investment experience.

Serena V. Ng

Serena V. Ng has served as a co-manager of this portion of the Portfolio since its inception. Ms. Ng, Associate Portfolio Manager for the Active division of IXIS Advisors, joined Active in 2005. Previously, she held the position of Portfolio Associate at McMorgan and Company from 2004 to 2005, Assistant Portfolio Manager at Fremont Investment Advisors from 2000 to 2004 and Trade Specialist at Mellon Capital Management from 1999 to 2000. Ms. Ng received a B.S. from the University of California - Los Angeles. She holds the designation of Chartered Financial Analyst and has over 6 years of investment experience.

 Loomis Sayles Inflation Protected Securities Discipline

John Hyll

John Hyll has co-managed this portion of the Portfolio since its inception. He also co-manages the Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Limited Term Government and Agency Fund and the Loomis Sayles Core Fixed Income Discipline of the IXIS Moderate Diversified Portfolio. Mr. Hyll, Vice President and Portfolio Manager of the Fixed Income Group, began his investment career in 1983 and joined Loomis Sayles in 1987. Prior to Loomis Sayles, he worked for National City Bank as an investment officer where he was responsible for managing a $200 million U.S. Treasury, Agency and Corporate Bond portfolio and for co-managing a $1.9 billion taxable bank holding company portfolio. He received a B.B.A. and an M.B.A. from Baldwin-Wallace College. Mr. Hyll has over 22 years of investment experience.

Clifton V. Rowe

Clifton V. Rowe has co-managed this portion of the Portfolio since its inception. He also co-manages the Loomis Sayles Inflation Protected Securities Fund, Loomis Sayles Limited Term Government and Agency Fund and the Loomis Sayles Core Fixed Income Discipline of the IXIS Moderate Diversified Portfolio. Mr. Rowe, Vice President and Portfolio Manager of the Fixed Income Group, began his investment career and joined Loomis Sayles in 1992. During his tenure he has held the roles of portfolio assistant, research analyst, mortgage trader and portfolio manager. He received a B.B.A. from James Madison University and an M.B.A. from the University of Chicago. Mr. Rowe holds the designation of Chartered Financial Analyst and has over 13 years of investment experience.

 Loomis Sayles Multi-Sector Bond Discipline

Matthew J. Eagan

Matthew Eagan has co-managed this portion of the Portfolio since its inception. He also co-manages the Loomis Sayles High Income Fund and Loomis Sayles High Income Opportunities Fund. Mr. Eagan, Portfolio Manager and Vice President of Loomis Sayles, began his investment career in 1990 and joined Loomis Sayles in 1997. Mr. Eagan received a B.A. from Northeastern University and an M.B.A. from Boston University. He holds the designation of Chartered Financial Analyst and has over 15 years of investment experience.

Kathleen C. Gaffney

Kathleen C. Gaffney has co-managed this portion of the Portfolio since its inception. She also co-manages the

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12

Loomis Sayles Strategic Income Fund, Loomis Sayles Bond Fund, Loomis Sayles High Income Opportunities Fund and Loomis Sayles High Income Fund. Ms. Gaffney, Vice President and Portfolio Manager of the Fixed Income Group, started her investment career and joined Loomis Sayles in 1984. Prior to Loomis Sayles, she worked for Boston Consulting Group as a fixed income and equity trader.
Ms. Gaffney received a B.A. from the University of Massachusetts. She holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Elaine M. Stokes

Elaine M. Stokes has co-managed this portion of the Portfolio since its inception. She also co-manages the Loomis Sayles High Income Opportunities Fund. Ms. Stokes, Vice President and Portfolio Manager of the Fixed Income Group, began her investment career in 1987 and joined Loomis Sayles in 1988. Her experience is in high yield and domestic/emerging markets. During her tenure, Ms. Stokes has also served as a trader and portfolio specialist. She received a B.S. from St. Michael's College and has over 18 years of investment experience.

Please see the SAI for information on the Portfolio Manager compensation, other accounts under management by the Portfolio Managers and the Portfolio Manager ownership of securities in the Portfolio.

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Portfolio Services
Investing in the Portfolio


 Choosing a Share Class

The Portfolio offers Classes A and C shares to the public. Each class has different costs associated with buying, selling and holding Portfolio shares, which allows you to choose the class that best meets your needs. Which class is best for you depends upon the size of your investment and how long you intend to hold your shares. Class C shares and certain shareholder features may not be available to you if you hold your shares in a street name account. Your financial representative can help you decide which class of shares is most appropriate for you.
 Class A Shares

.. You pay a sales charge when you buy Portfolio shares. There are several ways to reduce this charge. See the section "How Sales Charges Are Calculated."

.. You pay lower annual expenses than Class C shares, giving you the potential for higher returns per share.

.. You do not pay a sales charge on orders of $1 million or more, but you may pay a charge on redemption if you redeem these shares within one year of purchase.
 Class C Shares

.. You pay higher annual expenses than Class A shares.

.. You may pay a charge on redemptions if you sell your shares within one year of purchase.

.. Investors will not be permitted to purchase $1 million or more of Class C shares as a single investment per account. There may be certain exceptions to this restriction for omnibus and other nominee accounts. Investors may want to consider the lower operating expense of Class A shares in such instances. You may pay a charge on redemption if you redeem Class A shares within 1 year of purchase.
For information about the Portfolio's expenses, see the section "Portfolio
Fees & Expenses" in this Prospectus.

 Certificates

Certificates will not be issued for any class of shares.

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14

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Portfolio Services
How Sales Charges Are Calculated


 Class A Shares

The price that you pay when you buy Class A shares (the "offering price") is their net asset value plus a sales charge (sometimes called a "front-end sales charge") which varies depending upon the size of your purchase:

                        Class A Sales Charges**
                       As a % of       As a % of
  Your Investment    offering price your investment
Less than $100,000       4.50%           4.71%
$ 100,000 - $249,999     3.50%           3.63%
$ 250,000 - $499,999     2.50%           2.56%
$ 500,000 - $999,999     2.00%           2.04%
$1,000,000 or more*      0.00%           0.00%

Due to rounding, the actual sales charge for a particular transaction may be higher or lower than the rates listed above.

* For purchases of Class A shares of the Portfolio of $1 million or more, there is no front-end sales charge, but a CDSC of 1.00% may apply to redemptions of your shares within one year of the date of purchase. See the section "How the CDSC is Applied to Your Shares."
** Not imposed on shares that are purchased with reinvested dividends or other distributions.

If you invest in Class A shares through a financial intermediary, it is the responsibility of the financial intermediary to ensure that you obtain the proper "breakpoint" discount. It will be necessary at the time of purchase to inform the Distributor and the financial intermediary of the existence of other accounts in which there are holdings eligible to be aggregated to meet sales load breakpoints. You may be required to provide certain records and information, such as account statements, with respect to all of your accounts which hold shares, including accounts with other financial intermediaries and your family members' and other related parties' accounts, in order to verify your eligibility for a reduced sales charge. If the Distributor is not notified that you are eligible for a reduced sales charge, the Distributor will be unable to ensure that the reduction is applied to your account. Additional information concerning sales load breakpoints is available from your financial intermediary, by visiting the Portfolio's website at www.ixisadvisorfunds.com (click on "sales charges" at the bottom of the home page) or in the Portfolio's SAI.

Reducing Front-End Sales Charges

There are several ways you can lower your sales charge for Class A shares, including:
.. Letter of Intent - By signing a Letter of Intent, you may purchase Class A shares of any IXIS Advisor Fund over a 13-month period but pay sales charges as if you had purchased all shares at once. This program can save you money if you plan to invest $100,000 or more over 13 months. Purchases of Class C shares may be used toward meeting the letter of intent.
.. Cumulative Purchase Discount - You may be entitled to a reduced sales charge if your "total investment" reaches a breakpoint for a reduced sales charge. The total investment is determined by adding the amount of your current purchase in the Portfolio, including the applicable sales charge, to the current public offering price of all series and classes of shares of the IXIS Advisor Funds held by you in one or more accounts. If your total investment exceeds a sales charge breakpoint in the table above, the lower sales charge applies to the entire amount of your current purchase in the Portfolio.
.. Combining Accounts - allows you to combine shares of multiple IXIS Advisor
  Funds and classes for purposes of calculating your sales charge.

   Individual Accounts: You may elect to combine your purchase(s) and your total investment, as defined above, with the purchases and total investment of your spouse, parents, children, siblings, grandparents, grandchildren, in-laws (of those previously mentioned), individual fiduciary accounts, sole proprietorships, single trust estates and any other individuals acceptable to the Distributor.

   Certain Retirement Plan Accounts: The Distributor may, in its discretion, combine the purchase(s) and total investment of all qualified participants in the same retirement plan for purposes of determining the availability of a reduced sales charge.
In most instances individual accounts may not be linked with certain retirement plan accounts for the purposes of calculating sales charges. The above-listed ways to reduce front-end sales charges may not apply to the Money Market Fund unless shares are purchased through an exchange from another IXIS Advisor Fund.

Eliminating Front-End Sales Charges and CDSCs

Class A shares may be offered without front-end sales charges or a CDSC to the following individuals and institutions:
.. Any government entity that is prohibited from paying a sales charge or commission to purchase mutual fund shares;
.. Selling brokers, sales representatives, registered investment advisers, financial planners or other intermediaries under arrangements with the Distributor;
.. Portfolio Trustees and other individuals who are affiliated with any IXIS
  Advisor Fund (including the

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                                    [GRAPHIC]



Portfolio Services
How Sales Charges Are Calculated (continued)

  Money Market Fund) (this also applies to any spouse, parents, children, siblings, grandparents, grandchildren and in-laws of those mentioned);
.. Participants in certain Retirement Plans with $1 million or more in total plan assets or with at least 100 eligible employees;
.. Non-discretionary and non-retirement accounts of bank trust departments or trust companies only if they principally engage in banking or trust activities; and
.. Investments of $25,000 or more in IXIS Advisor Funds (including the Money
  Market Fund) by clients of an adviser or subadviser to any IXIS Advisor Fund (including the Money Market Fund)

Repurchasing Portfolio Shares

You may apply proceeds from redeeming Class A shares of the Portfolio to repurchase Class A shares of any IXIS Advisor Fund without paying a front-end sales charge. To qualify, you must reinvest some or all of the proceeds within 120 days after your redemption and notify IXIS Advisor Funds or your financial representative in writing at the time of reinvestment that you are taking advantage of this privilege. You may reinvest your proceeds either by returning the redemption check or by sending a new check for some or all of the redemption amount. Please note: for federal income tax purposes, a redemption is a sale that involves tax consequences, even if the proceeds are later reinvested. Please consult your tax adviser to discuss how a redemption would affect you.

If you repurchase Class A shares of $1 million or more within 30 days after you redeem such shares, the Distributor will rebate the amount of the CDSC charged on the redemption.

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class A shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 Class C Shares

The offering price of Class C shares is their net asset value, without a front-end sales charge. Class C shares are subject to a CDSC of 1.00% on redemptions made within one year of the date of purchase. The holding period for determining the CDSC will continue to run after an exchange to Class C shares of another IXIS Advisor Fund (except the Money Market Fund).

  Class C Contingent Deferred Sales Charges
Year Since Purchase CDSC on Shares Being Sold
       1st                    1.00%
    Thereafter                0.00%

Eliminating the CDSC

As long as the Distributor is notified at the time you sell, the CDSC for Class C shares will generally be eliminated in the following cases: (1) to make distributions from a retirement plan (a plan termination or total plan redemption may incur a CDSC); (2) to make payments through a systematic withdrawal plan; or (3) due to shareholder death or disability.

 How the CDSC is Applied to Your Shares

The CDSC is a sales charge you pay when you redeem certain Portfolio shares. The CDSC:
.. is calculated based on the number of shares you are selling;
.. is based on either your original purchase price or the current net asset value of the shares being sold, whichever is lower;
.. is deducted from the proceeds of the redemption, not from the amount remaining in your account; and
.. for year one applies to redemptions through the day that is one year after the date on which your purchase was accepted.

A CDSC will not be charged on:
.. increases in net asset value above the purchase price; or .. shares you acquired by reinvesting your dividends or capital gains distributions.

To keep your CDSC as low as possible, each time that you place a request to sell shares we will first sell any shares in your account that carry no CDSC. If there are not enough of these shares available to meet your request, we will sell the shares with the lowest CDSC.

 Exchanges into Shares of the Money Market Fund

If you exchange shares of the Portfolio into shares of the Money Market Fund, the holding period for purposes of determining the CDSC stops until you exchange back into shares of another IXIS Advisor Fund. If you choose to redeem those Money Market Fund shares, a CDSC may apply.

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16

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Portfolio Services
It's Easy to Open an Account


 To Open an Account with IXIS Advisor Funds:

1.Read this Prospectus carefully. The Portfolio will accept accounts from U.S.
  citizens with a U.S. address or resident aliens with a U.S. address and a U.S. taxpayer identification number.

2.Determine how much you wish to invest. The following chart shows the investment minimums for various types of accounts:

                                                                        Minimum            Minimum
Type of Account                                                     Initial Purchase Subsequent Purchases
Any account other than those listed below                               $10,000              $100
For shareholders participating in IXIS Advisor Funds' Investment
   Builder Program                                                      $10,000               $50
For Traditional IRA, Roth IRA, Rollover IRA, and SEP-IRA, and Keogh
   plans using the IXIS Advisor Funds' prototype document               $10,000              $100
Coverdell Education Savings Accounts                                    $10,000              $100

The Distributor, in its sole discretion, may lower investment minimums for accounts associated with wrap-fee programs sponsored by certain broker-dealers and investment advisers and for accounts associated with certain other defined contribution plans not using the IXIS Advisor Funds' prototype document. Such wrap-fee and defined contribution accounts will be subject to the minimum balance policy, as discussed below.

The Portfolio is not available to SIMPLE IRAs.

3.Complete the appropriate parts of the account application, carefully following the instructions. If you have any questions, please call your financial representative or IXIS Advisor Funds at 800-225-5478. For more information on IXIS Advisor Funds' investment programs, refer to the section "Additional Investor Services" in this Prospectus.

4.Use the following sections as your guide for purchasing shares.

 Minimum Balance Policy

The Portfolio, on an annual basis, may deduct a minimum balance fee of $20 for accounts that fall below the minimum amount required to establish an account, as described above. The minimum balance fee is assessed by the automatic redemption of shares in the account in an amount sufficient to pay the fee. The valuation of account balances and the deduction of the fee generally occur during the third week in September of each calendar year, although they may occur at another date in the year. The fee will not be deducted from Portfolio positions opened after June 30th of the calendar year in which the fee is assessed. Certain accounts, such as accounts using an IXIS Advisors Funds' prototype document (including IRAs, Keogh plans, 403(b)(7) plans and Coverdell Education Savings Accounts), are excepted from the minimum balance fee.

In its discretion, the Portfolio may also close an account and send the account holder the proceeds if the account falls below the minimum amount required to establish an account. It is expected that accounts maintained by intermediaries through the National Securities Clearing Corporation will be liquidated, rather than assessed a fee, if the account balance falls below such minimum. The valuation of account balances and the liquidations generally occur during October of each calendar year, although they may occur at a later date in the year. Any account opened after June 30th of a calendar year will not be subject to the liquidation for that calendar year.

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

                                    [GRAPHIC]



Portfolio Services
It's Easy to Open an Account (continued)

 Self-Servicing Your Account

Buying or selling shares is easy with the services described below:
                   IXIS Advisor Funds Personal Access Line(R)

                             800-225-5478, press 1
                          IXIS Advisor Funds Web Site

                           www.ixisadvisorfunds.com
You have access to your account 24 hours a day by calling the Personal Access Line(R) from a touch-tone telephone or by visiting us online. Using these customer service options, you may:
    . purchase, exchange or redeem shares in your existing accounts (certain restrictions may apply);
    . review your account balance, recent transactions, Portfolio prices and recent performance;
    . order duplicate account statements; and . obtain tax information.

Please see the following pages for other ways to buy, exchange or sell your shares.

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                                    [GRAPHIC]



Portfolio Services
Buying Shares

                                   Opening an Account                            Adding to an Account
 Through Your Investment Dealer
                     . Call your investment dealer for information about opening or adding to an account.
                       Dealers may also charge you a processing or service fee in connection with the purchase of
                       Portfolio shares.
 By Mail
                     . Make out a check in U.S. dollars for         . Make out a check in U.S. dollars for $100
                       $10,000 or more, payable to "IXIS              or more, payable to "IXIS Advisor Funds."
 [GRAPHIC]             Advisor Funds." Third party checks and         Third party checks and "starter" checks
                       "starter" checks will not be accepted.         will not be accepted.
                     . Mail the check with your completed           . Complete the investment slip from an
                       application to IXIS Advisor Funds,             account statement or include a letter
                       P.O. Box 219579, Kansas City,                  specifying the fund name, your class of
                       MO 64121-9579.                                 shares, your account number and the
                     . Shares purchased by check may not be           registered account name(s).
                       available immediately for redemption. See    . Shares purchased by check may not be
                       the section "Selling Restrictions".            available immediately for redemption. See
                                                                      the section "Selling Restrictions".
 By Exchange (See the section "Exchanging Shares" for more
 details.)
                     . Call your investment dealer, or IXIS         . Call your investment dealer or IXIS
                       Advisor Funds at 800-225-5478, or visit        Advisor Funds at 800-225-5478 or visit
 [GRAPHIC]             www.ixisadvisorfunds.com to 1) obtain a        www.ixisadvisorfunds.com to request an
                       current prospectus for the Fund into which     exchange.
                       you are exchanging, and 2) request an
                       exchange.
 By Wire
                     . Opening an account by wire is not            . Instruct your bank to transfer funds to
                       available.                                     State Street Bank & Trust Company, ABA
 [GRAPHIC]                                                            # 011000028, and DDA # 99011538.
                                                                    . Specify the fund name, your class of
                                                                      shares, your account number and the
                                                                      registered account name(s). Your bank
                                                                      may charge you for such a transfer.
 Through Automated Clearing House ("ACH")
                     . Although you cannot open an account          . Call IXIS Advisor Funds at 800-225-5478
                       through ACH, you may add this feature by       or visit www.ixisadvisorfunds.com to add
 [GRAPHIC]             selecting it on your application.              shares to your account through ACH.
                     . Ask your bank or credit union whether it is  . If you have not signed up for the ACH
                       a member of the ACH system.                    system, please call IXIS Advisor Funds or
                                                                      visit www.ixisadvisorfunds.com for a
                                                                      Service Options Form. A medallion
                                                                      signature guarantee may be required to add
                                                                      this privilege.
                                                                    . Shares purchased through ACH may not
                                                                      be available immediately for redemption.
                                                                      See the section "Selling Restrictions".

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                                                                             19

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                                    [GRAPHIC]



Portfolio Services
Buying Shares (continued)

 Automatic Investing Through Investment Builder
                     . Although you cannot open an account       . If you have not signed up for Investment
                       through Investment Builder, you may add     Builder, please call IXIS Advisor Funds at
 [GRAPHIC]             this feature by selecting it on your        800-225-5478 or visit
                       application.                                www.ixisadvisorfunds.com for a Service
                                                                   Options Form. A medallion signature
                                                                   guarantee may be required to add this
                                                                   privilege.
                                                                 . See the section "Additional Investor
                                                                   Services."

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20

                                    [GRAPHIC]



Portfolio Services
Selling Shares


                      To Sell Some or All of Your Shares
Certain restrictions may apply. Investments made by check or through ACH may not be available immediately for redemption. See the section "Restrictions on Buying, Selling and Exchanging Shares."

 Through Your Investment Dealer
                     . Call your investment dealer for information. Dealers may also charge you a processing or service fee in connection with the redemption of fund shares.
 By Mail
                     . Write a letter to request a redemption. Specify the name of your fund, class of shares, account number, the exact registered account name(s), the number of shares or the dollar amount to be
 [GRAPHIC]             redeemed and the method by which you wish to receive your proceeds. Additional materials may be required. See the section "Selling Shares in Writing."
                     . The request must be signed by all of the owners of the shares and must include the capacity in which they are signing, if appropriate.
                     . Mail your request by regular mail to IXIS Advisor Funds, P.O. Box 219579, Kansas City, MO
                       64121-9579 or by registered, express or certified mail to IXIS Advisor Funds, 330 West 9th
                       Street, Kansas City, MO 64105-1514.
                     . Your proceeds (less any applicable CDSC) will be delivered by the method chosen in your letter.
                       Proceeds delivered by mail will generally be mailed to you on the business day after the request is received in good order.
 By Exchange (See the section "Exchanging Shares" for more details.)
                     . Obtain a current prospectus for the fund into which you are exchanging by calling your investment dealer or IXIS Advisor Funds at 800-225-5478.
 [GRAPHIC]           . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an exchange.


 By Wire
                     . Complete the "Bank Information" section on your account application.
                     . Call IXIS Advisor Funds at 800-225-5478 or visit www.ixisadvisorfunds.com or indicate in your
  [GRAPHIC]            redemption request letter (see above) that you wish to have your proceeds wired to your bank.
                     . Proceeds (less any applicable CDSC) will generally be wired on the next business day. A wire fee
                       (currently $5.00) will be deducted from the proceeds. Your bank may charge you a fee to receive the wire.
 Through Automated Clearing House
                     . Ask your bank or credit union whether it is a member of the ACH system.
                     . Complete the "Bank Information" section on your account application.
  [GRAPHIC]          . If you have not signed up for the ACH system on your application, please call IXIS Advisor
                       Funds at 800-225-5478 or visit www.ixisadvisorfunds.com for a Service Options Form. A signature guarantee may be required to add this privilege.
                     . Call IXIS Advisor Funds or visit www.ixisadvisorfunds.com to request an ACH redemption.
                     . Proceeds (less any applicable CDSC) will generally arrive at your bank within three business days.
 By Telephone
                     . Call IXIS Advisor Funds at 800-225-5478 to choose the method you wish to use to redeem your shares. You may receive your proceeds by mail, by wire or through ACH (see above). Subject to
  [GRAPHIC]            certain restrictions. See the section "Selling Shares in Writing."


 By Systematic Withdrawal Plan (See the section "Additional Investor Services" for more details.)
                     . Call IXIS Advisor Funds at 800-225-5478 or your financial representative for more information.
                     . Because withdrawal payments may have tax consequences, you should consult your tax adviser
  [GRAPHIC]            before establishing such a plan.



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

                                    [GRAPHIC]



Portfolio Services
Selling Shares in Writing

If you wish to redeem your shares in writing, all owners of the shares must sign the redemption request in the exact names in which the shares are registered and indicate any special capacity in which they are signing. In certain situations, you will be required to make your request to sell shares in writing. In these instances, a letter of instruction signed by the authorized owner is necessary. In certain situations, we also may require a medallion signature guarantee or additional documentation.
A medallion signature guarantee protects you against fraudulent orders and is necessary if:
.. your address of record has been changed within the past 30 days;
.. you are selling more than $100,000 worth of shares and you are requesting the proceeds by check;
.. a proceeds check for any amount is either mailed to an address other than the address of record or not payable to the registered owner(s); or .. the proceeds are sent by check, wire, or (in some circumstances) ACH to a bank account whose owner(s) do not match the owner(s) of the fund account.
A notary public cannot provide a medallion signature guarantee. The Portfolio will only accept medallion signature guarantees bearing the STAMP2000 Medallion imprint. A medallion signature guarantee can be obtained from one of the following sources:
.. a financial representative or securities dealer;
.. a federal savings bank, cooperative, or other type of bank;
.. a savings and loan or other thrift institution;
.. a credit union; or
.. a securities exchange or clearing agency.

The table below shows some situations in which additional documentation may be necessary. Please call your financial representative or IXIS Advisor Funds regarding requirements for other account types.

 Seller (Account
 Type)                 Requirements for Written Requests
 Qualified            . The request must include the signatures of all those authorized to sign,
 retirement benefit     including title.
 plans (except IXIS   . Medallion signature guarantee, if applicable (see above).
 Advisor Funds        . Additional documentation and distribution forms may be required.
 prototype
 documents)
 Individual           . Additional documentation and distribution forms may be required.
 Retirement Accounts
 Individual, joint,   . The request must include the signatures of all persons authorized to sign,
 sole                   including title, if applicable.
 proprietorship,      . Medallion signature guarantee, if applicable (see above).
 UGMA/UTMA (minor     . Additional documentation may be required.
 accounts)
 Corporate or         . The request must include the signatures of all persons authorized to sign,
 association            including title.
 accounts             . Certified copy of corporate resolution or similar documents.
 Owners or trustees   . The request must include the signatures of all trustees authorized to sign,
 of trust accounts      including title.
                      . If the names of the trustees are not registered on the account, please provide a copy of the trust document certified within the past 60 days.
                      . Medallion signature guarantee, if applicable (see above).
 Joint tenancy        . The request must include the signatures of all surviving tenants of the account.
 whose co-tenants     . Certified copy of the death certificate.
 are deceased         . Medallion signature guarantee if proceeds check is issued to other than the surviving tenants.
 Power of Attorney    . The request must include the signatures of the attorney-in-fact, indicating such
 (POA)                  title.
                      . A medallion signature guarantee.
                      . Certified copy of the POA document stating it is still in full force and effect, specifying that grantor is alive, the exact fund and account number, and certified within 30 days of receipt of instructions.*

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22

 Seller (Account
 Type)                Requirements for Written Requests
 Executors of        . The request must include the signatures of all those authorized to sign,
 estates,              including capacity.
 administrators,     . A medallion signature guarantee.
 guardians,          . Certified copy of court document where signer derives authority, e.g., Letters of
 conservators          Administration, Conservatorship and Letters Testamentary.*

* Certification may be made on court documents by the court, usually certified by the clerk of the court. Power of Attorney certification may be made by a commercial bank, broker/member of a domestic stock exchange or a practicing attorney.

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                                                                             23

                                    [GRAPHIC]



Portfolio Services
Exchanging Shares

In general, you may exchange shares of the Portfolio for shares of the same class of another IXIS Advisor Fund or Loomis Sayles Fund that offers such class of shares, without paying a sales charge or a CDSC (see the sections "Buying Shares" and "Selling Shares"), subject to certain restrictions noted below. For exchanges into the Money Market Fund, the holding period for determining the CDSC, if applicable, will stop and resume only when an exchange into an applicable Fund occurs. The exchange must be for the minimum to open an account. Subsequent exchanges including those made as part of an Automatic Exchange Plan must be at least $100 (see the section "Additional Investor Services"). All exchanges are subject to the eligibility requirements of the fund into which you are exchanging and any other limits on sales of or exchanges into that fund. The exchange privilege may be exercised only in those states where shares of such funds may be legally sold. For federal income tax purposes, an exchange of fund shares for shares of another fund is generally treated as a sale on which gain or loss may be recognized. Subject to the applicable rules of the SEC, the Board of Trustees reserves the right to modify the exchange privilege at any time. Before requesting an exchange into any other fund, please read its prospectus carefully. Please refer to the SAI for more detailed information on exchanging Portfolio shares.
Restrictions on Buying, Selling and Exchanging Shares

Frequent purchases and redemptions of Portfolio shares by shareholders may present certain risks for other shareholders in the Portfolio. This includes the risk of diluting the value of Portfolio shares held by long-term shareholders, interfering with the efficient management of the Portfolio, and increasing brokerage and administrative costs. Funds investing in securities that require special valuation processes (such as foreign securities, high yield securities or small cap securities) may also have increased exposure to these risks. The Portfolio discourages excessive, short-term trading that may be detrimental to the Portfolio and its shareholders. The Portfolio's Board of Trustees has adopted the following policies with respect to frequent purchases and redemptions of Portfolio shares.
The Portfolio reserves the right to suspend or change the terms of purchasing or exchanging shares. The Portfolio and the Distributor reserve the right to refuse or limit any purchase or exchange order for any reason, including if the transaction is deemed not to be in the best interests of the Portfolio's other shareholders or possibly disruptive to the management of the Portfolio.
Limits on Frequent Trading. Without limiting the right of the Portfolio and the Distributor to refuse any purchase or exchange order, the Portfolio and the Distributor may (but are not obligated to) restrict purchases and exchanges for the accounts of "market timers." With respect to exchanges, an account may be deemed to be one of a market timer if (i) more than two exchange purchases of the Portfolio are made for the account over a 90-day interval as determined by the Portfolio; or (ii) the account makes one or more exchange purchases of the Portfolio over a 90-day interval as determined by the Portfolio in an aggregate amount in excess of 1% of the Portfolio's total net assets. With respect to new purchases of the Portfolio, an account may be deemed to be one of a market timer if (i) more than twice over a 90-day interval as determined by the Portfolio, there is a purchase in the Portfolio followed by a subsequent redemption; or (ii) there are two purchases into the Portfolio by an account, each followed by a subsequent redemption over a 90-day interval as determined by the Portfolio in an aggregate amount in excess of 1% of the Portfolio's total net assets. The preceding are not exclusive lists of activities that the Portfolio and the Distributor may consider to be "market timing."
Trade Activity Monitoring. Trading activity is monitored selectively on a daily basis in an effort to detect excessive short-term trading activities. If the Portfolio or the Distributor believes that a shareholder or financial intermediary has engaged in market timing or other excessive, short-term trading activity, it may, in its discretion, request that the shareholder or financial intermediary stop such activities or refuse to process purchases or exchanges in the accounts. In its discretion, the Portfolio or the Distributor may restrict or prohibit transactions by such identified shareholders or intermediaries. In making such judgments, the Portfolio and the Distributor seek to act in a manner that they believe is consistent with the best interests of all shareholders. The Portfolio and the Distributor also reserve the right to notify financial intermediaries of your trading activity. Because the Portfolio and the Distributor will not always be able to detect market timing activity, investors should not assume that the Portfolio will be able to detect or prevent all market timing or other trading practices that may disadvantage the Portfolio. For example, the ability of the Portfolio and the Distributor to monitor trades that are placed by omnibus or other nominee accounts is severely limited in those instances in which the broker, retirement plan administrator or fee-based program sponsor maintains the record of the Portfolio's underlying beneficial owners.

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



 Purchase Restrictions

The Portfolio is required by federal regulations to obtain certain personal information from you and to use that information to verify your identity. The Portfolio may not be able to open your account if the requested information is not provided. The Portfolio reserves the right to refuse to open an account, close an account and redeem your shares at the then current price or take other such steps that the Portfolio deems necessary to comply with federal regulations if your identity cannot be verified.

 Selling Restrictions

The table below describes restrictions placed on selling shares of the Portfolio described in this Prospectus:

               Restriction              Situation
               The Portfolio may        . When the New York
               suspend the right of       Stock Exchange (the
               redemption or postpone     "Exchange") is closed
               payment for more than 7    (other than a
               days:                      weekend/holiday)
                                        . During an emergency
                                        . During any other
                                          period permitted by
                                          the SEC
               The Portfolio reserves   . With a notice of a
               the right to suspend       dispute between
               account services or        registered owners
               refuse transaction       . With
               requests:                  suspicion/evidence of
                                          a fraudulent act
               The Portfolio may pay    . When it is detrimental
               the redemption price in    for the Portfolio to
               whole or in part by a      make cash payments as
               distribution in kind of    determined in the sole
               readily marketable         discretion of the
               securities in lieu of      adviser or subadviser
               cash or may take up to
               7 days to pay a
               redemption request in
               order to raise capital:
               The Portfolio may        . When redemptions are
               withhold redemption        made within 10
               proceeds for 10 days:      calendar days of
                                          purchase by check or
                                          ACH
Although most redemptions are made in cash, as described in the SAI, the Portfolio reserves the right to redeem shares in kind.

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                                                                             25

                                    [GRAPHIC]



Portfolio Services
How Portfolio Shares Are Priced

"Net asset value" is the price of one share of the Portfolio without a sales charge, and is calculated each business day using this formula:


Net Asset Value = Total market value of securities + Cash and other assets - Liabilities
                  -------------------------------------------------
                            Number of outstanding shares

The net asset value of Portfolio shares is determined according to this schedule:
.. A share's net asset value is determined at the close of regular trading on the Exchange on the days the Exchange is open for trading. This is normally 4:00 p.m. Eastern time. Generally, the Portfolio's shares will not be priced on the days on which the Exchange is closed for trading. However, in IXIS Advisors' discretion, the Portfolio's shares may be priced on a day the Exchange is closed for trading if IXIS Advisors in its discretion determines that there has been enough trading in the Portfolio's portfolio securities to materially affect the net asset value of the Portfolio's shares. This may occur, for example, if the Exchange is closed but the NASDAQ Stock Market is open for trading. In addition, the Portfolio's shares will not be priced on the holidays listed in the SAI. See the section "Net Asset Value and Public Offering Price" in the SAI for more details.
.. The price you pay for purchasing, redeeming or exchanging a share will be based upon the net asset value next calculated by the Portfolio's custodian (plus or minus applicable sales charges as described earlier in this Prospectus) after your order is received "in good order."
.. Requests received by the Distributor after the Exchange closes will be processed based upon the net asset value determined at the close of regular trading on the next day that the Exchange is open, with the exception that those orders received by your investment dealer before the close of the Exchange and received by the Distributor from the investment dealer before 5:00 p.m. Eastern time* on the same day will be based on the net asset value determined on that day.
.. A Fund significantly invested in foreign securities may have net asset value changes on days when you cannot buy or sell its shares.
* Under limited circumstances, the Distributor may enter into contractual agreements pursuant to which orders received by your investment dealer before the close of the Exchange and transmitted to the Distributor prior to 9:30 a.m. on the next business day are processed at the net asset value determined on the day the order was received by your investment dealer.

Generally, during times of substantial economic or market change, it may be difficult to place your order by phone. During these times, you may deliver your order in person to the Distributor or send your order by mail as described in the sections "Buying Shares" and "Selling Shares."

Generally, the Portfolio's securities are valued as follows:
.. Equity securities -- market price or as provided by a pricing service if market price is unavailable.
.. Debt securities (other than short-term obligations) -- based upon pricing service valuations, which determine valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders.
.. Short-term obligations (remaining maturity of less than 60 days) -- amortized cost (which approximates market value).
.. Securities traded on foreign exchanges -- market price on the non-U.S.
  exchange, unless the Portfolio believes that an occurrence after the close of that exchange will materially affect the security's value. In that case, the security may be fair valued at the time the Portfolio determines its net asset value by or pursuant to procedures approved by the Board of Trustees. When fair valuing its securities, the Portfolio may, among other things, use modeling tools or other processes that may take into account factors such as securities market activity and/or significant events that occur after the close of the local market and before the time the Portfolio's net asset value is calculated.
.. Options -- last sale price, or if not available, last offering price.
.. Futures -- unrealized gain or loss on the contract using current settlement price. When a settlement price is not used, futures contracts will be valued at their fair value as determined by or pursuant to procedures approved by the Board of Trustees.
.. All other securities -- fair market value as determined by the adviser or subadviser of the Portfolio pursuant to procedures approved by the Board of Trustees.

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26

Because of fair value pricing, as described above for "Securities traded on foreign exchanges" and "All other securities," securities may not be priced on the basis of quotations from the primary market in which they are traded but rather may be priced by another method that the Board of Trustees believes is more likely to result in a price that reflects fair value (which is the amount that the Portfolio might reasonably expect to receive from a current sale of the security in the ordinary course of business). The Portfolio may also value securities at fair value or estimate their value pursuant to procedures approved by the Board of Trustees in other circumstances such as when extraordinary events occur after the close of the relevant market but prior to the close of the Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer's security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets).

Dividends and Distributions

The Portfolio generally distributes most or all of its net investment income (other than capital gains) in the form of dividends. The Portfolio expects to distribute dividends monthly. The Portfolio expects to distribute all net realized long- and short-term capital gains annually, after applying any available capital loss carryovers. To the extent permitted by law, the Board of Trustees may adopt a different schedule as long as payments are made at least annually.
Distributions will automatically be reinvested in shares of the same class of the distributing Portfolio at net asset value, unless you select one of the following alternatives:
    . Participate in the Dividend Diversification Program, which allows you to have all dividends and distributions automatically invested at net asset value in shares of the same class of another IXIS Advisor Fund registered in your name. Certain investment minimums and restrictions may apply. For more information about this program, see the section "Additional Investor Services."
    . Receive distributions from dividends and interest in cash while reinvesting distributions from capital gains in additional shares of the same class of the Portfolio, or in the same class of another IXIS Advisor Fund.
    .  Receive all distributions in cash.

For more information or to change your distribution option, contact IXIS Advisor Funds in writing or call 800-225-5478.

If you earn more than $10 annually in taxable income from an IXIS Advisor Fund held in a non-retirement plan account, you will receive a Form 1099 to help you report the prior calendar year's distributions on your federal income tax return. The information will also be reported to the Internal Revenue Service. Be sure to keep this Form 1099 as a permanent record. A fee may be charged for any duplicate information requested.

Tax Consequences

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in the Portfolio and does not address any foreign, state, or local tax consequences.
The Portfolio intends to meet all requirements under Subchapter M of the Internal Revenue Code (the "Code") necessary to qualify for treatment as a "regulated investment company" and thus does not expect to pay any federal income tax on income and capital gains distributed to shareholders.
Taxation of Distributions from the Portfolio. Distributions derived from net short-term capital gains, i.e., gains from investments that the Portfolio held one year or less, or investment income are generally taxable at ordinary income rates. If you are a corporation investing in the Portfolio, a portion of these dividends may qualify for the dividends-received deduction provided that you meet certain holding period requirements. However, distributions by the Portfolio from REITs will not qualify for the corporate dividends-received deduction. In addition, distributions by the Portfolio to retirement plans that qualify for tax-exempt treatment under federal income tax laws generally will not be taxable. Distributions of gains from investments that the Portfolio owned for more than one year that are designated by the Portfolio as capital gain dividends will generally be taxable to a shareholder receiving such distributions as long-term capital gain, regardless of how long the shareholder has held Portfolio shares.
For taxable years beginning on or before December 31, 2008, distributions of investment income designated by the Portfolio as derived from "qualified dividend income" will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Portfolio levels. For more information, see the SAI.

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                                                                             27

                                    [GRAPHIC]



Portfolio Services
Tax Consequences (continued)

Portfolio distributions paid to you are taxable whether you receive them in cash or reinvest them in additional shares. Distributions are taxable to you even if they are paid from income or gains earned by the Portfolio before your investment (and thus were included in the price you paid). Such distributions are likely to occur in respect of shares purchased at a time when the Portfolio's net asset value reflects gains that are either unrealized or realized but not distributed.
Long-term capital gain rates applicable to individuals have been temporarily reduced - in general, to 15% with lower rates applying to taxpayers in the 10% and 15% tax brackets - through December 31, 2008. For more information see the SAI under "Income Dividends, Capital Gain Distributions and Tax Status"
Sales or Exchanges of Portfolio Shares. The redemption, sale or exchange of Portfolio shares (including an exchange of Portfolio shares for shares of another IXIS Advisor Fund or the Money Market Fund) is a taxable event and may result in the recognition of a gain or loss. Gain or loss, if any, recognized on the redemption, sale, exchange or other disposition of Portfolio shares will be taxed as a long-term capital gain or loss if the shares are capital assets in the shareholder's hands and if the shareholder held the shares for more than one year.
Taxation of Certain Investments. The Portfolio's investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Portfolio's yield on those securities would be decreased. We do not expect shareholders to be entitled to claim a credit or deduction with respect to foreign taxes unless the Portfolio invests 50% or more of its assets in foreign securities, in which case the Portfolio may make an election to pass through such credit or deduction to shareholders. In addition, the Portfolio's investments in foreign securities or foreign currencies may increase or accelerate the Portfolio's recognition of ordinary income and may affect the timing or amount of the Portfolio's distributions. Because the Portfolio invests in foreign securities, shareholders should consult their tax advisers about the consequences of their investments under foreign laws.
Dividends derived from interest on securities issued by the U.S. government or its agencies or instrumentalities may be exempt from state and local income taxes. The Portfolio advises shareholders of the proportion of any Portfolio dividends that are derived from such interest.
The Portfolio's investments in certain debt obligations may cause the Portfolio to recognize taxable income in excess of the cash generated by such obligations. Thus, the Portfolio could be required at times to liquidate other investments in order to satisfy its distribution requirements. Income generated by investments in fixed-income securities is not eligible for treatment as qualified dividend income.
Income distributions from REITs generally are not entitled to be treated as qualified dividend income.
Non-U.S. Shareholders. In general, dividends (other than capital gain dividends) paid to a shareholder that is not a "U.S. person" within the meaning of the Code (such shareholder, a "foreign person) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, under the American Jobs Creation Act of 2004 (the "2004 Act"), effective for taxable years of the Portfolio beginning before January 1, 2008, the Portfolio will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and
(ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by the Portfolio.
The 2004 Act modifies the tax treatment of distributions from the Portfolio that are paid to a foreign person and are attributable to gain from USRPIs, which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in "U.S. real property holding corporations" such as REITs. Under the 2004 Act, which applies to dividends paid or deemed paid on or before December 31, 2007, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations. Backup Withholding. The Portfolio is also required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Portfolio certain information and certifications or who is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid through 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.
You should consult your tax adviser for more information on your own situation, including possible foreign, state or local taxes.

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Portfolio Services
Compensation to Securities Dealers


As part of its business strategies, the Portfolio pays securities dealers that sell its shares. This compensation originates from two sources: sales charges (front-end or deferred) and 12b-1 fees (comprising the annual service and/or distribution fees paid under a plan adopted pursuant to Rule 12b-1 under the 1940 Act). The sales charges are detailed in the section "How Sales Charges Are Calculated." Each class of Portfolio shares pays an annual service fee of 0.25% of its average daily net assets. In addition to a service fee, Class C shares are subject to a distribution fee of 0.75% of their average daily net assets. Generally, the 12b-1 fees are paid to securities dealers on a quarterly basis. The Distributor retains the first year of such fees for Class C shares. Because these distribution fees are paid out of the Portfolio's assets on an ongoing basis, over time these fees for Class C shares will increase the cost of your investment and may cost you more than paying the front-end sales charge on Class A shares.
The Distributor and its affiliates may, out of their own resources, make payments in addition to the payments described above to dealers which satisfy certain criteria established from time to time by the Distributor. Payments may vary based on net sales, the length of time assets of a dealer's clients have remained invested in the Portfolio, and other factors. See the SAI for more details.

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Portfolio Services
Additional Investor Services


Retirement Plans
IXIS Advisor Funds offer a range of retirement plans, including Coverdell Education Savings Accounts, IRAs, SEPs, SARSEPs*, SIMPLE IRAs (not available for the IXIS Income Diversified Portfolio), 403(b) plans and other pension and profit sharing plans. Refer to the section "It's Easy to Open an Account" for investment minimums. For more information about our Retirement Plans, call us at 800-225-5478.

Investment Builder Program
This is IXIS Advisor Funds' automatic investment plan. Once you meet the Portfolio minimum, you may authorize automatic monthly transfers of $50 or more per fund from your bank checking or savings account to purchase shares of one or more IXIS Advisor Funds. To join the Investment Builder Program, please refer to the section "Buying Shares."

Dividend Diversification Program
This program allows you to have all dividends and any other distributions automatically invested in shares of the same class of another IXIS Advisor Fund or the Money Market Fund, subject to the eligibility requirements of that other fund and to state securities law requirements. Shares will be purchased at the selected fund's net asset value without a front-end sales charge or CDSC on the dividend record date. Before establishing a Dividend Diversification Program into any other IXIS Advisor Fund or the Money Market Fund, please read its prospectus carefully.

Automatic Exchange Plan
IXIS Advisor Funds have an automatic exchange plan under which shares of a class of an IXIS Advisor Fund are automatically exchanged each month for shares of the same class of another IXIS Advisor Fund or Money Market Fund. There is no fee for exchanges made under this plan, but there may be a sales charge in certain circumstances. Please see the section "Exchanging Shares" above and refer to the SAI for more information on the Automatic Exchange Plan.

Systematic Withdrawal Plan
This plan allows you to redeem shares and receive payments from your fund on a regular schedule. Redemption of shares that are part of the Systematic Withdrawal Plan is not subject to a CDSC. However, the amount or percentage you specify in the plan may not exceed, on an annualized basis, 10% of the value of your Portfolio account based upon the value of your Portfolio account on the day you establish your plan. For information on establishing a Systematic Withdrawal Plan, please refer to the section "Selling Shares".

IXIS Advisor Funds Personal Access Line(R)
This automated customer service system allows you to have access to your account 24 hours a day by calling 800-225-5478, and pressing 1. With a touch-tone telephone, you can obtain information about your current account balance, recent transactions, Portfolio prices and recent performance. You may also use Personal Access Line(R) to purchase, exchange or redeem shares in any of your existing accounts. Certain restrictions may apply.

IXIS Advisor Funds Web Site
Visit us at www.ixisadvisorfunds.com to review your account balance and recent transactions, to view daily prices and performance information or to order duplicate account statements and tax information. You may also go online to purchase, exchange or redeem shares in your existing accounts. Certain restrictions may apply.

*Effective January 1, 1997, the Savings Incentive Match Plan for Employees of
 Small Employers (SIMPLE) IRA became available, replacing SARSEP plans. SARSEP plans established prior to January 1, 1997, may remain active and continue to add new employees.

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Financial Performance

Because the Portfolio has no performance history as of the date of this prospectus, a financial highlights table for the Portfolio has not been included in this Prospectus.



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Glossary of Terms


Bid price -- The price a prospective buyer is ready to pay. This term is used by traders who maintain firm bid and offer prices in a given security by standing ready to buy or sell security units at publicly quoted prices.

Bottom-up analysis -- The analysis of potential performance of individual stocks before considering the impact of economic trends. Such companies may be identified from research reports, stock screens or personal knowledge of the products and services.

Capital gain distributions -- Payments to a fund's shareholders of net profits earned from selling securities in a fund's portfolio. Capital gain distributions are usually paid once a year.

Credit rating -- Independent evaluation of a bond's creditworthiness. This measurement is usually calculated through an index compiled by companies such as S&P, Moody's, or Fitch Investors Services, Inc. ("Fitch"). Bonds with a credit rating of BBB or higher by S&P or Fitch, or Baa or higher by Moody's, are generally considered investment grade.

Derivative -- A financial instrument whose value and performance are based on the value and performance of another security or financial instrument.

Discounted price -- The difference between a bond's current market price and its face or redemption value.

Diversification -- The strategy of investing in a wide range of securities representing different market sectors to reduce the risk if an individual company or one sector suffers losses.

Dividend yield -- The current or estimated annual dividend divided by the market price per share of a security.

Earnings growth -- A pattern of increasing rates of growth in earnings per share from one period to another, which usually causes a stock's price to rise.

Fundamental analysis -- An analysis of the balance sheet and income statements of a company in order to forecast its future stock price movements. Fundamental analysis considers records of assets, earnings, sales, products, management and markets in predicting future trends in these indicators of a company's success or failure. By appraising a company's prospects, analysts using such an approach assess whether a particular stock or group of stocks is undervalued or overvalued at its current market price.

Growth investing -- An investment style that emphasizes companies with strong earnings growth. Growth investing is generally considered more aggressive than "value" investing.

Income distributions -- Payments to a fund's shareholders resulting from the net interest or dividend income earned by a fund's portfolio.

Inflation -- A general increase in prices coinciding with a fall in the real value of money, as measured by the Consumer Price Index.

Interest rate -- Rate of interest charged for the use of money, usually expressed at an annual rate.

Market capitalization -- Market price multiplied by number of shares outstanding. Large capitalization companies generally have over $5 billion in market capitalization; medium capitalization companies between $1.5 billion and $5 billion; and small capitalization companies less than $1.5 billion. These capitalization figures may vary depending upon the index being used and/or the guidelines used by the portfolio manager.

Maturity -- The final date on which the payment of a debt instrument (e.g., bonds, notes, repurchase agreements) becomes due and payable. Short-term bonds generally have maturities of up to 5 years; intermediate-term bonds between 5 and 15 years; and long-term bonds over 15 years.

Net assets -- A fund's assets minus its liabilities. With respect to funds that have a policy to invest 80% of their net assets in particular kinds of securities, "net assets" as used in such policies means net assets plus any borrowings made for investment purposes.

Net asset value (NAV) per share -- The market value of one share of a fund on any given day without taking into account any front-end sales charge or CDSC. It is determined by dividing a fund's total net assets by the number of shares outstanding.

Price-to-book value ratio -- Current market price of a stock divided by its book value. Some firms use the inverse ratio for this calculation (i.e., book-to-price ratio).

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Price-to-earnings ratio -- Current market price of a stock divided by its earnings per share. Also known as the "multiple," the price-to-earnings ratio gives investors an idea of how much they are paying for a company's earning power and is a useful tool for evaluating the costs of different securities. The ratio may be calculated using "trailing" earnings or estimates of future (or "forward") earnings. Some firms use the inverse ratio for this calculation (i.e., earnings-to-price ratio).

Qualitative analysis -- An analysis of the qualities possessed by a company, including its management, products and competitive positions, to help determine if the company can execute its strategies.

Return on equity -- The amount, expressed as a percentage, earned on a company's common stock investment for a given period. It is calculated by dividing common stock equity (net worth) at the beginning of the accounting period into net income for the period after preferred stock dividends but before common stock dividends. This tells common shareholders how effectively their money is being employed.

Rule 144A securities -- Rule 144A securities are privately offered securities that can be resold only to certain qualified institutional buyers. Rule 144A securities are treated as illiquid, unless a manager has determined, under guidelines established by a fund's trustees, that a particular issue of Rule 144A securities is liquid.

Target price -- Price that an investor is hoping a stock he or she has just bought will rise to within a specified period of time. An investor may buy XYZ at $20, with a target price of $40 in one year's time, for instance.

Technical analysis -- The research into the demand and supply for securities, options, mutual funds and commodities based on trading volume and price studies. Technical analysis uses charts or computer programs to identify and project price trends in a market, security, mutual fund or futures contract.

Top-down approach -- The method in which an investor first looks at trends in the general economy, and next selects industries and then companies that the investor believes should benefit from those trends.

Total return -- The change in value of an investment in a fund over a specific time period expressed as a percentage. Total returns assume all distributions are reinvested in additional shares of a fund.

Value investing -- A relatively conservative investment approach that focuses on companies that may be temporarily out of favor or whose earnings or assets are not fully reflected in their stock prices. Value stocks will tend to have a lower price-to-earnings ratio than growth stocks.

Volatility -- The general variability of a portfolio's value resulting from price fluctuations of its investments. In most cases, the more diversified a portfolio is, the less volatile it will be.

Yield -- The rate at which a fund earns income, expressed as a percentage. Mutual fund yield calculations are standardized, based upon a formula developed by the SEC.

Yield-to-maturity -- The concept used to determine the rate of return an investor will receive if a long-term, interest-bearing investment, such as a bond, is held to its maturity date. It takes into account purchase price, redemption value, time to maturity, coupon yield (the interest rate on a debt security the issuer promises to pay to the holder until maturity, expressed as an annual percentage of face value) and the time between interest payments.

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If you would like more information about the Portfolio, the following documents are available free upon request:
   Annual and Semiannual Reports -- Provide additional information about the Portfolio's investments. Each report includes a discussion of the market conditions and investment strategies that significantly affected the Portfolio's performance during its last fiscal year.

Statement of Additional Information (SAI) -- Provides more detailed information about the Portfolio and its investment limitations and policies, has been filed with the SEC and is incorporated into this Prospectus by reference.

   To order a free copy of the Portfolio's annual or semiannual report (when available) or its SAI, and to make shareholder inquires generally, contact your financial representative, or the Portfolio at:
                   IXIS Asset Management Distributors, L.P.
                     399 Boylston Street, Boston, MA 02116
                            Telephone: 800-225-5478
  The Portfolio's annual and semiannual reports and SAI are available on the
                Portfolio's website at www.ixisadvisorfunds.com
         Important Notice Regarding Delivery of Shareholder Documents:
 In our continuing effort to reduce your IXIS Advisor Fund's expenses and the amount of mail that you receive from us, we combine mailings of prospectuses, annual or semiannual reports and proxy statements to your household. If more than one family member in your household owns the same fund or funds described in a single prospectus, report or proxy statement, you will receive one mailing unless you request otherwise. Additional copies of our prospectuses, reports or proxy statements may be obtained at any time by calling 800-225-5478. If you are currently receiving multiple mailings to your household and would like to receive only one mailing or if you wish to receive separate mailings for each member of your household in the future, please call us at the telephone number listed above and we will resume separate mailings within 30 days of your request.
   Your financial representative or IXIS Advisor Funds will also be happy to answer your questions or to provide any additional information that you may require.
Information about the Portfolio, including its reports and SAI, can be reviewed and copied at the Public Reference Room of the SEC in Washington, D.C. Text-only copies of the Portfolio's reports and SAI are available free from the
   EDGAR Database on the SEC's Internet site at: www.sec.gov. Copies of this information may also be obtained, after paying a duplicating fee, by electronic request at the following E-mail address:
     publicinfo@sec.gov, or by writing the SEC's Public Reference Section,
                         Washington, D.C. 20549-0102.

 Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.

  Portfolio Holdings A description of the Portfolio's policies and procedures with respect to the disclosure of the Portfolio's portfolio securities is available in the SAI.

 IXIS Asset Management Distributors, L.P. (IXIS Distributors), and other firms selling shares of IXIS Advisor Funds are members of the National Association of Securities Dealers, Inc. (NASD). As a service to investors, the NASD has asked that we inform you of the availability of a brochure on its Public Disclosure Program. The program provides access to information about securities firms and

                  (Investment Company Act File No. 811-04323)

 their representatives. Investors may obtain a copy by contacting the NASD at 800-289-9999 or by visiting its Web site at www.NASD.com.

 IXIS Distributors distributes the IXIS Advisor Funds and Loomis Sayles Funds.
      If you have a complaint concerning IXIS Distributors or any of its representatives or associated persons, please direct it to IXIS Asset
   Management Distributors, L.P., Attn: Director of Compliance, 399 Boylston
      Street - 6/th/ Floor, Boston, MA 02116 or call us at 800-225-5478.

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           The following information is not part of the prospectus:

                   Notice of Privacy Policies and Practices

We /(1)/ consider shareholder relationships to be the hallmark of our business and are dedicated to protecting the confidentiality of any nonpublic personal information provided by our customers /(2)/. We understand the trust that our customers place in us and are committed to earning that trust well into the future.

                         Types of Information Gathered

We collect personal information on applications, forms, documents, transaction histories and correspondence (electronic, written and telephonic) with customers. Through our Web sites we gather information about visitors and their needs submitted through answers to surveys, data input to calculators and information entered onto forms. This information includes but is not limited to name, postal address, e-mail address and social security number. Much of the data collected is statistical in nature and is not generally attributable to any specific customer.

                          How we Use the Information

We use the information gathered to service your account and to provide you with additional information about products and services. We do not disclose any nonpublic information about current or former customers to any unaffiliated third party except as permitted by law, or at the specific request of the customer. The information we collect, as described above, may be shared with our corporate affiliates in the financial services industry in order to enhance and improve customer communications, services, and products designed to meet our customers' needs. We may disclose some or all of the above information to affiliated and unaffiliated companies that perform marketing and other services
 (such as preparing and mailing prospectuses, reports and account statements, conducting research on client satisfaction, and gathering votes for shareholder proxies) on our or the Funds' behalf or to other financial institutions with whom we have joint marketing agreements. These parties that are not affiliated with us have agreed not to use this information for any other purpose.

          Policies and Practices to Protect Confidential Information

Only those employees that have a business need for personally identifiable data about our customers are given access to that information. We maintain physical, electronic and procedural safeguards that comply with federal standards to protect your nonpublic personal information. For example, we take precautions to help keep our information systems secure, including the use of firewalls for our Internet-based systems. We also use, when appropriate, encryption technologies, user authentication systems and access control mechanisms.

  /(1)/ For purposes of this notice the term "we" includes IXIS Advisor Funds,
    Loomis Sayles Funds, IXIS Asset Management Distributors, L.P., and their advisory affiliates which include IXIS Asset Management Advisors, L.P, Loomis,
              Sayles & Company, L.P. and all of their successors.
/(2)/ For purposes of this notice, the terms customer or customers include both shareholders of mutual funds in the IXIS Advisor Funds, Loomis Sayles Funds and individuals who provide nonpublic personal information, but do not invest in the Funds.

                                  XIDP51-1105